Summary Prospectus May 1, 2013

JPMorgan Insurance Trust Intrepid Growth Portfolio

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information, online at www.jpmorganfunds.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference into this Summary Prospectus.

What is the goal of the Portfolio?

The Portfolio seeks to provide long-term capital growth.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and Example below do not reflect fees and expenses imposed at the variable insurance contract level or which may be imposed by eligible plans. If these expenses were reflected, the total expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class 1
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.37

Total Annual Fund Operating Expenses	1.02
Fee Waivers and Expense Reimbursements[1]	(0.12)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.90

1	The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets. This contract cannot be terminated prior to 5/1/14, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/14 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS 1 SHARES ($)	92	313	552	1,237

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Portfolio’s performance. During the Portfolio’s most recent fiscal year, the Portfolio’s turnover rate was 70% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio invests primarily in equity investments of large and mid capitalization companies. The Portfolio generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase.

In implementing its main strategies, the Portfolio invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser believes has characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Portfolio has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Portfolio seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Portfolio will sell a stock if the adviser determines that the issuer no longer meets the Portfolio’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Portfolio’s Main Investment Risks

The Portfolio is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Portfolio or any other fund may not provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Portfolio is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Mid Cap Company Risk. Because the Portfolio may invest in large and mid capitalization companies, the Portfolio’s risks increase as it invests more heavily in mid cap companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Portfolio’s original investment. Derivatives expose the Portfolio to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. The Portfolio may engage in active and frequent trading leading to increased portfolio turnover and higher transaction costs.

Redemption Risk. The Portfolio could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Portfolio wishes to or is required to sell are illiquid.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Portfolio.

The Portfolio’s Past Performance

This section provides some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Class 1 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Russell 1000® Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Lipper designated category for the Portfolio. These mutual funds are considered by Lipper to be similar to the Portfolio. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance is not necessarily an indication of how any class of the Portfolio will perform in the future. Updated performance information is available by calling 1-800-480-4111.

The performance figures shown do not reflect charges imposed by variable insurance contracts or eligible plans through which the Portfolio is offered. The Portfolio’s performance will be lower when any such charges are deducted.

Best Quarter	3rd quarter, 2009	15.76%
Worst Quarter	4th quarter, 2008	–21.81%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2012)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS 1 SHARES	16.30%	2.34%	6.59%
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	15.26	3.12	7.52
LIPPER VARIABLE UNDERLYING FUNDS LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	16.39	1.28	7.05

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Dennis Ruhl	2012	Managing Director
Jason Alonzo	2006	Executive Director
Pavel Vaynshtok	2012	Executive Director

Purchase and Sale of Portfolio Shares

The Portfolio sells its shares at net asset value on any business day directly to the separate accounts of various insurance companies issuing variable annuity contracts and variable life insurance policies (variable insurance contracts) and certain qualified retirement plans. You may invest indirectly in the Portfolio through your purchase of a variable insurance contract or through a qualified retirement plan. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or retirement plan through which you invest.

Tax Information

Under current law, owners of variable insurance contracts and qualified retirement plan participants that have invested in the Portfolio are not subject to federal income tax on Portfolio earnings and distributions on gains realized upon the sale or redemption of Portfolio shares until such amounts are withdrawn from the retirement plan or variable contract.

Payments to Insurance Companies and to Broker-Dealers and Other Financial Intermediaries

Portfolio shares are available only through an insurance company’s variable insurance contracts or an employer or other retirement plan (Retirement Products). The Portfolio or its related companies may make payments to an insurance company (and/or its related companies) for distribution and/or related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries that sell the variable insurance contracts for the sale of Portfolio shares and/or related services. These payments to insurance companies may be a factor that the insurance company considers in including the Portfolio as an underlying investment in a variable insurance contract. The prospectus or other disclosures relating to a variable insurance contract may contain additional information about these payments. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies) or in connection with Retirement Products, such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

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